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                                                                     Exhibit (o)

                                  ARMADA FUNDS
                                  (THE "TRUST")

              REVISED PLAN PURSUANT TO RULE 18F-3 FOR OPERATION OF
                              A MULTI-CLASS SYSTEM

                                 I. INTRODUCTION

         On February 23, 1995, the Securities and Exchange Commission (the "Commission") promulgated Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission, a written plan specifying all of the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges. On September 17, 1997, the Board of Trustees of the Trust authorized the Trust to operate its current multi-class distribution structure in compliance with Rule 18f-3. This revised plan shall become effective with respect to each Fund of the Trust as of February 27, 2001 and supersedes any prior Plan pursuant to Rule 18f-3 approved by the Board of Trustees.

                            II. ATTRIBUTES OF CLASSES

A.       GENERALLY

         The Trust shall offer four classes of shares for all Funds except the Tax-Exempt Money Market, Treasury Money Market, Government Money Market, Pennsylvania Tax Exempt Money Market, Ohio Municipal Money Market and Treasury Plus Money Market Funds. The four classes of shares are: I shares, A shares, B shares and C shares. The Tax-Exempt Money Market Fund shall offer three classes of shares, I shares, A shares and B shares. The Treasury Money Market, Government Money Market, Pennsylvania Tax Exempt Money Market, Ohio Municipal Money Market and Treasury Plus Money Market Funds shall offer two classes of shares, I shares and A shares.

         In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain distribution and shareholder services. More particularly, the I, A, B and C shares of each Fund, as applicable, shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a class pursuant to the Shareholder Services Plan, Service and Distribution Plan for A and I Share Classes, B Shares Distribution and Servicing Plan and C Shares Distribution and Servicing Plan adopted for the class and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any changes in expense allocations are reviewed and approved by a vote of the Board of Trustees, including a majority of the independent trustees; (b) the fact

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that a class shall vote separately on any matter submitted to the shareholders that pertains to (i) the Shareholder Services Plan, Service and Distribution Plan for A and I Share Classes, B Shares Distribution and Servicing Plan or C Shares Distribution and Servicing Plan adopted for that class and (ii) the class expenses borne by the class; (c) the exchange privileges of each class of shares; (d) the legal designation of each class of shares; and (e) the different distribution and shareholder services relating to a class of shares.

B.       DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS, EXPENSES AND SALES
         CHARGES

         1.       MONEY MARKET FUNDS

                  A SHARES

                  A shares of each money market fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  A shares of each money market fund shall not be subject to a sales charge. A shares shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not as of the date hereof exceed (i) with respect to the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, and Tax Exempt Money Market Funds, .15% (on an annualized basis), or (ii) with respect to the Government Money Market, Money Market, Treasury Money Market, and Treasury Plus Money Market Funds, .25% (on an annualized basis), of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in A shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan for A and I Share Classes relating to the A and I classes of shares of the money market funds (the "A and I Plan"). The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I shares classes.


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                  B SHARES

                  B shares of the money market funds that offer such shares shall not be available to new investors or for new investments in the Trust, but shall be available upon exchange only to existing shareholders of B shares of the Trust's other Funds. Of the money market funds, B shares of only the Money Market Fund and Tax Exempt Money Market Fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of the Money Market and Tax Exempt Money Market Funds shall not be subject to a sales charge, unless a shareholder holding such shares obtained them as a result of an exchange from B shares of another Fund. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the B Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of 1.00% (.75% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's B shares.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the B Shares Distribution and Servicing Plan.

                  The Trust may also pay securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (individually, a "Service Organization" and collectively, the "Service Organizations") for administrative support services provided with respect to their customers' B shares. Such services shall be provided pursuant to administrative servicing agreements ("Servicing Agreements"). Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the B Shares Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to (i) with respect to the Tax Exempt Money Market Fund,
 .15%, and (ii) with respect to the Money Market Fund, .25%, of the daily net asset value of B shares of such funds purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the B Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services

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requested by the Trust.

                  C SHARES

                  C shares of the money market funds that offer such shares shall not be available to new investors or for new investments in the Trust, but shall be available upon exchange only to existing shareholders of C shares of the Trust's other Funds. Of the money market funds, C shares of only the Money Market Fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  C shares of the Money Market Fund shall not be subject to a sales charge, unless a shareholder holding such shares obtained them as a result of an exchange from C shares of another Fund. Pursuant to the Trust's Distribution Agreement as it relates to C shares and the C Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's C shares may not exceed an annual rate of 1.00% (.75% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's C shares.

                  C shares shall be subject to a distribution fee payable pursuant to the C Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the C Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' C shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the C Shares Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of C shares of the money market funds purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

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                  Services provided under the C Shares Distribution and
Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in C shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in C shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to C shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  I SHARES

                  I shares of each money market fund shall be available for purchase by banks and National Asset Management Corporation customers.

                  I shares of each money market fund shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the money market funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I share in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

         2.       FIXED INCOME FUNDS

                  A SHARES

                  A shares of each fixed income fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  A shares of the fixed income funds, except for the Limited Maturity Bond, shall be subject to a sales charge which shall not as of the date hereof exceed 4.75% of the offering price of those shares. A shares of the Limited Maturity Bond Fund shall be subject to a sales charge which shall not as of the date hereof exceed 2.75% of the offering price of those shares. A shares also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed .10% (on an annualized basis) with respect to the Limited Maturity Bond Fund and .25% (on an annualized basis) with respect to the other fixed income funds of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to

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customers showing their position in A shares; (v) arranging for bank wires; (vi)
responding to customer inquiries relating to the services performed with respect to A shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the fixed income funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I shares classes.

                  B SHARES

                  B shares of each fixed income fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of each fixed income fund shall be subject to a contingent deferred sales charge ("CDSC") upon redemption which shall not exceed 5.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the B Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of 1.00% (.75% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's B shares.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the B Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the B Shares Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the B shares of each fixed income fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the B Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to

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customers showing their position in B shares; (v) arranging for bank wires; (vi)
responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  C SHARES

                  C shares of each fixed income fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  C shares of each fixed income fund shall be subject to a CDSC if the C shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to C shares and the C Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's C shares may not exceed an annual rate of 1.00% (.75% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's C shares.

                  C shares shall be subject to a distribution fee payable pursuant to the C Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the C Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' C shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the C Shares Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the C shares of each fixed income fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the C Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in C shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in C shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to C shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

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                  I SHARES

                  I shares of each of the fixed income funds shall be available for purchase by banks and National Asset Management Corporation customers.

                  I shares of each of the fixed income funds shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the fixed income funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

         3.       EQUITY FUNDS

                  A SHARES

                  A shares of each equity fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  A shares of each equity fund shall be subject to a sales charge which shall not as of the date hereof exceed 5.50% of the offering price of those shares. A shares of each equity fund also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed .25% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in A shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the equity funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I shares classes.

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                  B SHARES

                  B shares of each equity fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of each equity fund shall be subject to a CDSC upon redemption which shall not initially exceed 5.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the B Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of 1.00% of the average net assets of each fund's B shares of the Trust.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the B Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the B shares of each equity fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the B Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  C SHARES

                  C shares of each equity fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  C shares of each equity fund shall be subject to a CDSC if the C shares are

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redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to C shares and the C Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's C shares may not exceed an annual rate of .75% of the average net assets of each fund's C shares of the Trust.

                  C shares shall be subject to a distribution fee payable pursuant to the C Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the C Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' C shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the C shares of each equity fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the C Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in C shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in C shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to C shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  I SHARES

                  I shares of each equity fund shall be available for purchase by banks and National Asset Management Corporation customers.

                  I shares of each equity fund shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the equity funds. The A and I Plan provides that each fund will compensate the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

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         4.       TAX EXEMPT FUNDS

                  A SHARES

                  A shares of the tax exempt funds shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  A shares of the tax exempt funds shall be subject to a sales charge which shall not as of the date hereof exceed 3.00% of the offering price of those shares for the Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds and 4.75% for the National Tax Exempt Bond and Michigan Municipal Bond Funds. A shares of the tax exempt funds also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed .10% (on an annualized basis) of the average daily net asset value of the A shares of the tax exempt funds beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in A shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the tax exempt funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I shares classes.

                  B SHARES

                  B shares of each tax exempt fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of the each tax exempt fund shall be subject to a CDSC upon redemption which shall not exceed 5.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the B Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of 1.00% (.75% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's B shares of the Trust.

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                  B shares shall be subject to a distribution fee payable
pursuant to the B Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the B Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .10% of the average daily net asset value of B shares of each tax exempt fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the B Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  C SHARES

                  C shares of each tax exempt fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  C shares of each tax exempt fund shall be subject to a CDSC if the C shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to C shares and the C Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's C shares may not exceed an annual rate of 1.00% (.75% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's C shares of the Trust.

                  C shares shall be subject to a distribution fee payable pursuant to the C Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .75% (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the C Shares Distribution and Servicing Plan.

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

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' C shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the average daily net asset value of C shares of each tax exempt fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the C Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in C shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in C shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to C shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  I SHARES

                  I shares of each tax exempt fund shall be available for purchase by banks and National Asset Management Corporation customers.

                  I shares of each tax exempt fund shall not be subject to a sales charge or a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the tax exempt funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

         5.       ASSET ALLOCATION FUNDS

                  A SHARES

                  A shares of each asset allocation fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  A shares of the asset allocation funds shall be subject to a sales charge which shall not as of the date hereof exceed 4.75% of the offering price of those shares. A Shares also shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for the class which shall not exceed
 .25% (on an annualized basis) of the average daily net asset value of those


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shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the Shareholder Services Plan adopted for the class.

                  Services provided under the Shareholder Services Plan adopted for the class may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in A shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in A shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to A shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the asset allocation funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I shares classes.

                  B SHARES

                  B shares of each asset allocation fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  B shares of each asset allocation fund shall be subject to a contingent deferred sales charge ("CDSC") upon redemption which shall not exceed 5.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to B shares and the B Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's B shares may not exceed an annual rate of 1.00% with respect to the Balanced Allocation Fund (.75% of which is allocable to distribution fees and .25% to administrative fees) and .90% with respect to each of the Conservative Allocation and Aggressive Allocation Funds (.65% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's B shares.

                  B shares shall be subject to a distribution fee payable pursuant to the B Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .65% (.75% for the Balanced Allocation Fund) (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the distributor pursuant to the B Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' B shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the B Shares Distribution and Servicing Plan. Fees paid to a Service

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

Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the B shares of each asset allocation fund, purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the B Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in B shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  C SHARES

                  C shares of each asset allocation fund shall be available for purchase by the public, primarily through financial institutions such as banks, brokers and dealers.

                  C shares of each asset allocation fund shall be subject to a CDSC if the C shares are redeemed within eighteen months of purchase. The CDSC shall not exceed 1.00% of the redemption price of those shares. Pursuant to the Trust's Distribution Agreement as it relates to C shares and the C Shares Distribution and Servicing Plan, total distribution costs, expenses and payments in connection with the distribution of the Trust's C shares may not exceed an annual rate of 1.00% with respect to the Balanced Allocation Fund (.75% of which is allocable to distribution fees and .25% to administrative fees) and .90% with respect to each of the Conservative Allocation and Aggressive Allocation Funds (.65% of which is allocable to distribution fees and .25% to administrative fees) of the average net assets of each fund's C shares.

                  C shares shall be subject to a distribution fee payable pursuant to the C Shares Distribution and Servicing Plan adopted for the class which shall not as of the date hereof exceed .65% (.75% for the Balanced Allocation Fund) (on an annualized basis) of the average daily net asset value of those shares beneficially owned by customers of the financial institutions who have entered into agreements with the Trust pursuant to the C Shares Distribution and Servicing Plan.

                  The Trust may also pay Service Organizations for administrative support services provided with respect to their customers' C shares. Such services shall be provided pursuant to Servicing Agreements. Any organization providing distribution assistance may also become a Service Organization and receive administrative servicing fees pursuant to a Servicing Agreement under the C Shares Distribution and Servicing Plan. Fees paid to a Service Organization shall be in consideration for the administrative support services provided pursuant to its Servicing Agreement and may be paid at an annual rate of up to .25% of the daily net asset value of the C shares of each asset allocation fund purchased by the Service Organizations on behalf of their customers. Such fees shall be calculated and accrued daily, paid monthly and computed in the manner set forth in the Servicing Agreement.

                  Services provided under the C Shares Distribution and Servicing Plan may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in C shares; (iii) processing dividend payments from the fund; (iv) providing information periodically to customers showing their position in C shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to C shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust.

                  I SHARES

                  I shares of each of the asset allocation funds shall be available for purchase by banks and National Asset Management Corporation customers.

                  I shares of each of the asset allocation funds shall not be subject to a sales charge or to a shareholder servicing fee under a non-12b-1 Plan.

                  Pursuant to the Trust's Distribution Agreement and Rule 12b-1 under the 1940 Act, the Trust has adopted the A and I Plan relating to the A and I classes of shares of the asset allocation funds. The A and I Plan provides that each fund will reimburse the distributor for distribution expenses related to the distribution of the A and I shares in an amount not to exceed .10% of the average aggregate net assets of such A and I share classes.

C.       EXCHANGE PRIVILEGES

                  A SHARES

                  Holders of A shares generally shall be permitted to exchange their A shares in a Fund for A shares of other Funds of the Trust in which the shareholders maintain an existing account. Exchanges of A shares into a Fund with a higher sales charge than the Fund from which the A shares are being exchanged shall be subject to an incremental sales charge (i.e., the difference between the lower and higher applicable sales charges). No additional sales charge will be incurred when exchanging A shares of a Fund for A shares of another Fund with the same, lower or no sales charge. The Trust shall not initially charge any exchange fee.

                  B SHARES

                  Holders of B Shares generally shall be permitted to exchange their B Shares in a Fund for B Shares of other Funds of the Trust without paying any exchange fee or CDSC at the time the exchange is made.

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

                  C SHARES

                  Holders of C Shares generally shall be permitted to exchange their C Shares in a Fund for C Shares of other Funds of the Trust without paying any exchange fee or CDSC at the time the exchange is made.

                  I SHARES

                  Holders of I shares generally shall be permitted to exchange those shares for I shares of another Fund of the Trust.

D.       CONVERSION FEATURES

                  A SHARES

                  The Trust shall not offer a conversion feature to holders of A shares.

                  B SHARES

                  B shares acquired by purchase generally shall convert automatically to A shares, based on relative net asset value, eight years after the beginning of the calendar month in which the shares were purchased.

                  B shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to A shares, based on relative net asset value, at the earlier of (a) eight years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions.

                  C SHARES

                  The Trust shall not offer a conversion feature to holders of C shares.

                  I SHARES

                  The Trust shall not offer a conversion feature to holders of I shares.

E.       METHODOLOGY FOR ALLOCATING EXPENSES AMONG CLASSES

                  Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Non-class-specific expenses of a Fund shall be allocated in accordance with Rule 18f-3(c) under the 1940 Act.


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Approved by the Board of Trustees













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